UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2013

Date of reporting period:	September 1, 2012 — February 28, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHIGX

Putnam High Yield Trust

Semiannual report 2|28|13

A world of investing.℠

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Trust

Semiannual report
2 | 28 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has set record highs recently, thanks to steadily improving housing and employment data and the Federal Reserve’s pledge to continue to add stimulus until it believes the economy has meaningfully improved. The federal budget battle continues among Washington lawmakers, but investors appear to believe that a resolution will eventually take place.

The by-now familiar risks that have buffeted markets for a few years have not gone away entirely, but they appear to be steadily abating. Europe, while having slumped further into recession, is slowly addressing its sovereign debt problem; China’s economy appears to be improving; and here in the United States economic recovery is underway.

Times like these require a measured, balanced approach to investing. At Putnam, our investment team is actively focused on managing risk while pursuing returns. The guidance of your financial advisor is also important in helping to ensure that your portfolio remains in line with your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam High Yield Trust

An attractive complement to stocks and Treasuries

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the "lost decade" in 2000, high-yield bonds have outpaced stocks by a significant margin, and they've done so with a fraction of the volatility. For investors concerned about the risk entailed in today's equity markets, high-yield bonds may be worth considering.

The fund's managers each have more than 25 years of investment experience

Featured
from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Since 2000, high-yield bonds have delivered almost five times the average annual return of equities, and have done so with 40% less volatility.

2000–2012	Stocks	High-yield bonds
Average annualized return	1.66%	8.15%
Standard deviation	15.90%	9.68%

80%
60
40
20
0
-20
-40
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Sources: S&P, JPMorgan, as of 12/31/12. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors' perceptions of the health of the underlying corporate issuer, rather than rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

2 High Yield Trust

High Yield Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	High Yield Trust

Interview with your fund’s portfolio manager

What was the market environment like for high-yield bonds during the first half of the fund’s fiscal year?

The high-yield bond market was somewhat choppy during the first months of the reporting period, as uncertainty surrounding the U.S. presidential election and pending fiscal cliff weighed on investors. With President Obama’s reelection on the books and investors confident that Federal Reserve chairman Ben Bernanke would remain at the helm — and, therefore, that the central bank’s accommodative monetary policy would continue — the market rallied from the middle of November through the end of January. In February, the market gave back some of its earlier gains, but the end result was a strong start to the fund’s fiscal year.

Against this backdrop, the fund’s performance generally was in line with that of its benchmark, which it trailed slightly, and its Lipper peer group, which it outperformed.

What factors influenced the fund’s relative performance during the period?

At the sector/industry level, overweighting the financials, telecommunications, and chemicals industries contributed positively to the fund’s results versus the fund’s benchmark. Conversely, adverse security selection and underweight positions in metals and mining, technology, and transportation detracted from the fund’s relative returns. From a credit-quality standpoint, modestly overweighting CCC-rated securities helped

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

High Yield Trust	5

the fund’s relative performance, as they outperformed BB-rated and B-rated bonds. Underweighting BB-rated and “crossover” securities provided a further boost to results, because bonds in these ratings tiers lagged the index. Crossover bonds are those that straddle the gap between investment grade and high yield, often receiving an investment-grade rating from one rating agency and a below-investment-grade rating from another.

Which holdings helped fund performance versus the benchmark?

Wireless carrier Sprint Nextel was the top individual contributor, as the company posted strong results on improved profit margins, lower expenses, and reduced roaming costs. In addition, the firm has maintained solid momentum in adding subscribers to its network. Our overweight position also contributed positively to relative results.

Our position in automotive finance provider Ally Financial proved beneficial, as investors became more confident in the firm’s ability to extricate itself from mortgage liabilities at its Residential Capital subsidiary.

Travelport also contributed positively to results. The company provides transaction processing services to the travel industry, and owns nearly half of Orbitz Worldwide. With business and consumer spending showing signs of life during the past six months, investor interest pushed prices higher for Travelport’s debt during the period.

Credit qualities are shown as a percentage of the fund’s net assets. Net cash, if any, represents the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net cash category. The fund itself has not been rated by an independent rating agency.

6	High Yield Trust

Which investments weren’t as productive?

Residential Capital, which I mentioned earlier, while still working through write-offs associated with the housing bubble, has actually been attracting investors’ attention in recent months and posted a solid gain over the period. The fund had only a small position in the company, which we sold before the end of the period, and our limited exposure detracted from relative performance.

Underweight positions in EDP, a Portugal-based energy provider, and ArcelorMittal, a world-leading steel miner, also detracted from the fund’s performance relative to the benchmark, as securities from both companies posted solid gains during the period. We sold our position in EDP before period-end.

What is your outlook for the high-yield market over the coming months?

We evaluate the high-yield market by looking at three key factors: fundamentals, valuation, and technicals, or the balance of supply and demand. As of now, we are neutral on all three. Looking first at fundamentals, we see an economic landscape marked by countervailing trends. GDP figures in the

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/13. Short-term holdings, derivatives, and TBA commitments are excluded. Holdings will vary over time.

High Yield Trust	7

United States continued to be frustratingly low, compared with past post-recession recoveries. Nonetheless, corporate fundamentals still appear to be reasonably solid, although earnings in various early-cycle industries are showing signs of softening. At the same time, the housing market appears to be mounting a solid recovery in many parts of the country, which could provide a nice boost to certain sectors of the economy.

As for valuation, the yield advantage that high-yield bonds offered versus Treasuries continued to fall during the period. While this yield advantage — or spread — is no longer wide by historical measures, we believe it may still compress further, given the below-average default rate in the market, which ended the period at 1.3% — well below the long-term average of 4.2%. Ultimately, we believe the income offered in the high-yield market still appears attractive relative to the other lower-yielding alternatives in other segments of the fixed-income universe.

Looking at market technicals, high-yield mutual funds continued to experience robust investment inflows in recent months, while new debt issuance in this sector reached record levels, with corporations seeking to lock in attractive long-term rates. These conditions suggest both heightened supply and demand, which leads us to our neutral view of the technical factors in the market.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. Net cash, if any, represents the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net cash category. The fund itself has not been rated by an independent rating agency.

8	High Yield Trust

Given this outlook, how have you positioned the fund?

The amount of refinancing that has occurred during the past two-and-a-half years has extended the maturity profile of many high-yield issuers, which helps reduce their current debt load. As a result, we believe the prospects for the default rate to remain below the historical average for some time are quite good.

That said, given the continuing uncertainty surrounding potential macroeconomic factors, U.S. fiscal policy, and geopolitical developments, we have modestly reduced the fund’s overall market risk by, among other measures, moderately increasing our cash position. In our view, holding a cash cushion may also help the fund should marketplace liquidity remain constrained.

Thank you for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

IN THE NEWS

The global economy continues to expand, but the rate of expansion slowed recently. Manufacturing production and services activity worldwide both eased in February, according to data compiled by JPMorgan and Market Economics. Economic growth was led by the United States, followed by China, Germany, the United Kingdom, Brazil, India, Russia, and Ireland. The rate of increase, however, dropped in most of those countries, with the United States and Russia being the exceptions. Japan’s economic output, meanwhile, was stagnant. In the still-troubled eurozone, conditions weakened substantially in France, Italy, and Spain, with output contracting sharply in these countries’ manufacturing and services sectors. While the global economic deceleration was considered slight by most observers, the expansion rate hit a four-month low in February. As the employment picture improves in the United States and around the world, economists hope that jobs growth will spur further demand.

High Yield Trust	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.89%	8.76%	7.99%	7.99%	8.06%	8.06%	8.52%	8.42%	8.58%	8.98%

10 years	143.01	133.29	126.21	126.21	125.07	125.07	136.71	129.01	134.40	147.58
Annual average	9.29	8.84	8.51	8.51	8.45	8.45	9.00	8.64	8.89	9.49

5 years	57.17	50.88	51.76	49.76	51.31	51.31	55.15	50.11	54.32	58.54
Annual average	9.46	8.57	8.70	8.41	8.64	8.64	9.18	8.46	9.06	9.65

3 years	35.27	29.86	32.25	29.25	32.10	32.10	34.26	29.90	33.96	36.12
Annual average	10.60	9.10	9.76	8.93	9.72	9.72	10.32	9.11	10.24	10.83

1 year	11.30	6.84	10.49	5.49	10.42	9.42	10.95	7.35	10.97	11.53

6 months	6.39	2.13	6.13	1.13	6.04	5.04	6.21	2.76	6.40	6.53

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10	High Yield Trust

Fund price and distribution information For the six-month period ended 2/28/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.240		$0.210	$0.210	$0.228		$0.231	$0.252

Capital gains	—		—	—	—		—	—

Total	$0.240		$0.210	$0.210	$0.228		$0.231	$0.252

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/12	$7.76	$8.08	$7.74	$7.69	$7.78	$8.04	$7.61	$7.63

2/28/13	8.01	8.34	8.00	7.94	8.03	8.30	7.86	7.87

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	5.99%	5.76%	5.25%	5.29%	5.68%	5.49%	5.80%	6.40%

Current 30-day SEC yield [2]	N/A	4.51	3.93	3.94	N/A	4.29	4.44	4.91

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Comparative index returns For periods ended 2/28/13

	JPMorgan Developed High	Lipper High Yield Funds
	Yield Index	category average*

Annual average (life of fund)	—†	8.67%

10 years	168.71%	131.90
Annual average	10.39	8.73

5 years	72.60	55.02
Annual average	11.53	9.12

3 years	42.26	35.66
Annual average	12.47	10.69

1 year	12.00	10.67

6 months	6.59	6.32

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/13, there were 556, 528, 437, 385, 265, and 10 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

High Yield Trust	11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.90%	8.78%	8.01%	8.01%	8.07%	8.07%	8.54%	8.44%	8.59%	8.99%

10 years	140.35	130.74	123.71	123.71	122.92	122.92	134.38	126.76	131.61	145.30
Annual average	9.17	8.72	8.38	8.38	8.35	8.35	8.89	8.53	8.76	9.39

5 years	59.36	52.98	53.68	51.68	53.23	53.23	57.29	52.18	56.31	60.78
Annual average	9.77	8.87	8.97	8.69	8.91	8.91	9.48	8.76	9.34	9.96

3 years	32.85	27.53	30.04	27.04	29.89	29.89	32.00	27.71	31.55	33.68
Annual average	9.93	8.44	9.15	8.30	9.11	9.11	9.70	8.50	9.57	10.16

1 year	12.61	8.11	11.78	6.78	11.73	10.73	12.39	8.73	12.32	12.88

6 months	6.08	1.84	5.83	0.83	5.73	4.73	6.04	2.59	5.95	6.22

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 8/31/12	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Annualized expense ratio for the
six-month period ended 2/28/13	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

12	High Yield Trust

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2012, to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.17	$9.00	$8.99	$6.44	$6.45	$3.89

Ending value (after expenses)	$1,063.90	$1,061.30	$1,060.40	$1,062.10	$1,064.00	$1,065.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2013, use the following calculation method. To find the value of your investment on September 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.06	$8.80	$8.80	$6.31	$6.31	$3.81

Ending value (after expenses)	$1,019.79	$1,016.07	$1,016.07	$1,018.55	$1,018.55	$1,021.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

High Yield Trust	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	High Yield Trust

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2013, Putnam employees had approximately $366,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Trust	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	High Yield Trust

The fund’s portfolio 2/28/13 (Unaudited)

CORPORATE BONDS AND NOTES (86.6%)*		Principal amount	Value

Advertising and marketing services (0.6%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		$2,995,000	$2,276,200

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		1,977,000	1,551,945

Griffey Intermediate, Inc./Griffey Finance Sub LLC 144A sr.
notes 7s, 2020		1,680,000	1,701,000

Lamar Media Corp. company guaranty sr. sub. notes
7 7/8s, 2018		900,000	981,000

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		1,465,000	1,589,525

			8,099,670
Automotive (1.4%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		3,130,000	3,466,474

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		5,155,000	5,874,989

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		875,000	990,028

General Motors Escrow escrow notes 8 1/4s, 2023		2,555,000	38,325

Jaguar Land Rover Automotive PLC 144A company guaranty sr.
unsec. unsub. notes 5 5/8s, 2023 (United Kingdom)		675,000	687,136

Motors Liquidation Co. Escrow escrow notes 8 3/8s, 2033		2,390,000	35,850

Navistar International Corp. sr. notes 8 1/4s, 2021		3,334,000	3,217,310

Schaeffler Finance BV sr. notes Ser. REGS, 8 3/4s,
2019 (Germany)	EUR	345,000	516,851

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Germany)		$2,910,000	3,302,850

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Germany)		945,000	1,067,850

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		1,055,000	1,213,250

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021		680,000	686,800

			21,097,713
Basic materials (8.1%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)		950,000	1,015,502

ArcelorMittal sr. unsec. unsub. notes 10.35s, 2019 (France)		805,000	1,015,910

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)		990,000	1,026,296

Ashland, Inc. 144A company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		1,510,000	1,536,425

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022		625,000	634,375

Ashland, Inc. 144A sr. unsec. unsub. notes 6 7/8s, 2043		1,025,000	1,073,688

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018		4,755,000	5,242,387

Axiall Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2023		235,000	238,525

Boise Cascade LLC/Boise Cascade Finance Corp. 144A sr.
unsec. notes 6 3/8s, 2020 (United Kingdom)		420,000	443,625

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)		1,510,000	1,515,662

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		2,818,000	3,078,664

High Yield Trust	17

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value

Basic materials cont.
Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016		$1,975,000	$2,142,874

Cemex Finance, LLC 144A company guaranty sr. notes
9 3/8s, 2022		1,595,000	1,854,187

Compass Minerals International, Inc. company guaranty sr.
unsec. notes 8s, 2019		2,532,000	2,734,560

Eagle Spinco, Inc. 144A company guaranty sr. unsec. notes
4 5/8s, 2021		290,000	294,713

Edgen Murray Corp. 144A company guaranty sr. notes
8 3/4s, 2020		1,425,000	1,460,624

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)		865,000	901,936

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		3,425,000	3,399,312

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		1,635,000	1,806,674

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		15,000	15,713

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		2,677,000	2,837,620

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)		1,515,000	1,617,262

HD Supply, Inc. 144A company guaranty sr. unsec. notes
11 1/2s, 2020		3,371,000	3,885,077

HD Supply, Inc. 144A company guaranty sr. unsec. sub. notes
10 1/2s, 2021		1,330,000	1,369,900

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020		2,115,000	2,117,643

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020		120,000	118,200

Hexion U.S. Finance Corp. 144A sr. notes 6 5/8s, 2020		685,000	674,725

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		2,050,000	2,060,250

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
144A company guaranty sr. notes 8 7/8s, 2018		1,017,000	1,024,627

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		1,903,000	2,150,390

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		2,465,000	2,748,474

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		1,515,000	1,499,850

Huntsman International, LLC 144A sr. unsec. notes 4 7/8s, 2020		950,000	935,750

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		2,755,000	2,665,463

INEOS Finance PLC 144A company guaranty sr. notes 8 3/8s,
2019 (United Kingdom)		1,380,000	1,511,100

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		615,000	662,663

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	2,150,000	2,818,300

Inmet Mining Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)		$600,000	636,000

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		2,750,000	3,107,500

18	High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value

Basic materials cont.
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		$1,310,000	$1,486,850

LyondellBasell Industries NV sr. unsec. notes 6s, 2021		2,340,000	2,749,500

LyondellBasell Industries NV sr. unsec. unsub. notes
5 3/4s, 2024		2,955,000	3,435,187

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019		5,320,000	5,931,800

Momentive Performance Materials, Inc. company guaranty
notes 9 1/2s, 2021	EUR	785,000	741,832

Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020		$915,000	919,575

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020		1,130,000	1,161,074

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		1,510,000	1,630,800

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		760,000	798,152

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		1,770,000	1,982,400

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		830,000	875,650

Orion Engineered Carbons Bondco GmbH 144A company
guaranty sr. notes 9 5/8s, 2018 (Germany)		226,000	248,600

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		2,380,000	2,499,000

PQ Corp. 144A sr. notes 8 3/4s, 2018		1,915,000	2,022,718

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		2,183,000	2,466,790

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		2,000,000	2,190,000

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		465,000	503,363

Smurfit Kappa Acquisition company guaranty sr. bonds 7 1/4s,
2017 (Ireland)	EUR	200,000	277,547

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)		$980,000	1,029,000

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		1,231,000	1,347,944

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020		630,000	699,300

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015		2,682,000	2,682,000

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2022		435,000	465,450

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2019		580,000	620,600

Taminco Acquisition Corp. 144A sr. unsec. notes 9 1/8s, 2017
(Belgium) ‡‡		1,070,000	1,068,662

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)		2,815,000	3,110,574

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		2,335,000	2,364,187

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020		2,880,000	2,862,000

High Yield Trust	19

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value

Basic materials cont.
US Coatings Acquisition, Inc./Flash Dutch 2 BV 144A company
guaranty sr. unsec. notes 7 3/8s, 2021 (Netherlands)	$680,000	$704,480

USG Corp. sr. unsec. notes 9 3/4s, 2018	1,989,000	2,339,561

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019	597,000	241,785

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023	775,000	790,500

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R	1,530,000	1,845,731

		119,965,058
Broadcasting (2.2%)
Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021	1,391,000	1,258,854

Clear Channel Communications, Inc. 144A company guaranty sr.
notes 9s, 2019	3,725,000	3,464,250

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	4,250,000	4,388,125

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 1/2s, 2022	2,775,000	2,920,688

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	2,745,000	2,751,863

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	2,520,000	2,853,900

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020	1,800,000	1,881,000

LIN Television Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2021	965,000	1,022,900

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	2,300,000	2,403,500

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. company
guaranty sr. notes 8 7/8s, 2017	2,330,000	2,563,000

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	1,010,000	1,078,175

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	2,515,000	2,744,494

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	1,475,000	1,631,719

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	1,305,000	1,438,763

		32,401,231
Building materials (1.1%)
Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	2,170,000	2,349,025

Building Materials Corp. 144A sr. notes 7s, 2020	1,385,000	1,499,263

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	955,000	1,025,431

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	3,575,000	4,200,625

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	2,844,000	3,163,950

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	3,111,000	3,464,876

Owens Corning company guaranty sr. unsec. notes 9s, 2019	642,000	812,130

		16,515,300
Cable television (3.1%)
Adelphia Communications Corp. escrow bonds zero %, 2013	4,000	25

Adelphia Communications Corp. escrow bonds zero %, 2013	4,000	25

Adelphia Communications Corp. escrow bonds zero %, 2013	81,000	510

20	High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value

Cable television cont.
Adelphia Communications Corp. escrow bonds zero %, 2013		$2,906,000	$18,308

Adelphia Communications Corp. escrow bonds zero %, 2014		2,223,000	14,005

Bresnan Broadband Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 8s, 2018		1,627,000	1,773,430

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		2,947,000	3,418,520

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		755,000	838,050

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		903,000	993,300

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		2,255,000	2,407,212

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		2,142,000	2,281,230

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		1,205,000	1,183,912

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020		1,885,000	2,078,212

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022		835,000	903,888

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023		1,000,000	977,500

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		2,351,000	2,533,202

Cequel Communications Escrow Capital Corp. 144A sr. unsec.
notes 6 3/8s, 2020		565,000	584,069

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		1,540,000	1,684,374

DISH DBS Corp. company guaranty notes 7 1/8s, 2016		6,000	6,675

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		2,050,000	2,426,687

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		2,795,000	3,109,437

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		1,275,000	1,415,250

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022		2,040,000	2,208,300

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s,
2021 (Canada)	CAD	1,680,000	1,772,694

Quebecor Media, Inc. 144A sr. unsec. notes 5 3/4s,
2023 (Canada)		$1,810,000	1,850,724

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		1,275,000	1,383,784

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		3,210,000	3,266,174

Virgin Media Finance PLC company guaranty sr. unsec. unsub.
notes 5 1/4s, 2022 (United Kingdom)		1,000,000	1,014,228

Virgin Media Finance PLC company guaranty sr. unsec. unsub.
notes 4 7/8s, 2022 (United Kingdom)		1,065,000	1,077,540

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
144A company guaranty sr. unsec. notes 10 1/4s, 2019		4,634,000	5,051,060

			46,272,325
Capital goods (6.0%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		1,905,000	2,047,874

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		5,825,000	6,378,374

High Yield Trust	21

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value

Capital goods cont.
ARD Finance SA sr. notes Ser. REGS, 11 1/8s, 2018
(Luxembourg) ‡‡	EUR	334,302	$474,833

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	2,020,000	2,855,544

Ardagh Packaging Finance PLC 144A company guaranty sr.
notes 7 3/8s, 2017 (Ireland)	EUR	790,000	1,116,771

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A company guaranty sr. notes 7 3/8s, 2017 (Ireland)		$350,000	383,250

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. notes 4 7/8s, 2022 (Ireland)		1,115,000	1,098,274

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		2,200,000	2,205,500

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		825,000	855,938

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		1,695,000	1,885,687

Berry Plastics Corp. company guaranty sr. unsec. sub. notes
10 1/4s, 2016		1,445,000	1,471,732

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		1,627,000	1,879,184

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		985,000	1,044,100

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		690,000	706,388

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		1,325,000	1,503,874

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		3,025,000	3,418,250

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		360,000	391,050

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		825,000	806,438

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	610,000	859,140

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		$2,035,000	2,111,312

Dematic SA/DH Services Luxembourg Sarl 144A company
guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		3,185,000	3,256,662

Exide Technologies sr. notes 8 5/8s, 2018		3,100,000	2,588,500

GrafTech International, Ltd. 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		2,295,000	2,438,437

Kratos Defense & Security Solutions, Inc. company guaranty sr.
notes 10s, 2017		1,690,000	1,865,337

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		5,431,000	7,235,638

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		710,000	727,750

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		4,105,000	4,135,787

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		2,640,000	2,838,000

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		2,825,000	3,015,437

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu company guaranty sr. notes 7 7/8s, 2019		1,235,000	1,366,218

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu company guaranty sr. notes 7 1/8s, 2019		1,585,000	1,701,894

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019		2,870,000	3,142,650

22	High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value

Capital goods cont.
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu company guaranty sr. unsec. unsub. notes 9s, 2019	$195,000	$206,700

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021	785,000	810,513

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020	1,430,000	1,476,474

Silver II Borrower/Silver II US Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2020 (Luxembourg)	825,000	858,000

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018	1,040,000	1,142,700

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	2,130,000	2,327,024

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	2,825,000	2,930,937

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	4,410,000	4,784,850

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017	1,737,000	1,928,070

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	2,845,000	3,122,387

Triumph Group, Inc. 144A sr. unsec. notes 4 7/8s, 2021	2,040,000	2,050,200

		89,443,678
Coal (1.0%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	1,040,000	923,000

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	1,550,000	1,410,500

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	630,000	540,225

Arch Coal, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2019	2,010,000	1,733,625

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	4,445,000	4,900,613

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	3,535,000	3,844,313

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	218,000	248,520

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2020	262,000	278,375

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	1,310,000	1,391,875

		15,271,046
Commercial and consumer services (1.8%)
Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	1,080,000	1,166,400

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡	4,155,000	4,258,875

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018	2,280,000	2,584,950

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	3,040,000	3,184,400

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	2,435,000	2,422,825

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	3,875,000	4,204,375

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	2,739,000	2,971,815

High Yield Trust	23

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value

Commercial and consumer services cont.
Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		$1,404,000	$1,081,080

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014		104,000	99,840

Travelport, LLC 144A sr. notes Ser. B, 6.308s, 2016 ‡‡		3,088,947	2,919,055

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		1,410,000	1,290,150

			26,183,765
Consumer (0.5%)
BC Mountain, LLC/BC Mountain Finance, Inc. 144A company
guaranty sr. unsec. notes 7s, 2021		370,000	380,638

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		1,120,000	1,174,600

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	410,000	576,283

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022		$140,000	150,150

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020		175,000	184,625

Spectrum Brands Holdings, Inc. company guaranty sr. notes
9 1/2s, 2018		2,442,000	2,768,618

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020		1,914,000	2,062,335

			7,297,249
Consumer staples (6.0%)
Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020		730,000	843,150

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		675,000	745,875

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		705,000	770,213

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		1,830,000	2,086,200

Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018		1,125,000	1,262,813

CKE Holdings, Inc. 144A sr. unsec. notes 10 1/2s, 2016 ‡‡		1,703,319	1,828,939

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		1,745,000	1,747,181

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		4,150,000	4,606,500

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		3,123,000	3,540,701

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		1,205,000	1,316,463

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		3,440,000	3,620,600

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018		2,962,000	3,339,655

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		583,000	658,790

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		2,215,000	2,450,344

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		3,435,000	3,898,725

Dole Food Co., Inc. sr. notes 13 7/8s, 2014		672,000	720,720

Dole Food Co., Inc. 144A sr. notes 8s, 2016		765,000	798,469

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		1,455,000	1,615,050

24	High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value

Consumer staples cont.
ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Austria)		$1,845,000	$1,826,762

HDTFS, Inc. 144A company guaranty sr. notes 6 1/4s, 2022		1,315,000	1,413,625

HDTFS, Inc. 144A company guaranty sr. notes 5 7/8s, 2020		1,605,000	1,669,200

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		920,000	1,005,100

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	2,245,000	3,120,299

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr.
unsec. notes 11 5/8s, 2014		$1,050,000	1,161,563

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020		900,000	969,750

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		3,390,000	3,508,650

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		1,610,000	1,726,725

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		1,520,000	1,580,800

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		1,406,000	1,504,420

Michael Foods, Inc. company guaranty sr. unsec. notes
9 3/4s, 2018		1,200,000	1,335,000

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		1,250,000	1,350,000

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		3,090,000	3,383,550

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 5 3/4s, 2021		2,750,000	2,739,688

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		880,000	1,018,600

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		1,951,000	2,009,530

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		4,267,000	4,485,684

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		2,300,000	2,576,000

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		740,000	839,900

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		1,960,000	2,131,500

United Rentals North America, Inc. company guaranty sr. notes
5 3/4s, 2018		765,000	823,331

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		2,520,000	2,790,900

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019		2,560,000	2,918,400

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023		560,000	588,000

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		979,000	1,031,621

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		1,180,000	1,256,700

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		1,959,000	2,047,155

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020		360,000	385,200

			89,048,041
Energy (oil field) (0.8%)
FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018		1,832,000	1,896,120

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020		1,140,000	1,231,200

High Yield Trust	25

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value

Energy (oil field) cont.
Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	$2,308,000	$2,354,160

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021	610,000	619,150

Offshore Group Investment, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	2,544,000	2,772,960

Offshore Group Investment, Ltd. 144A company guaranty sr.
notes 7 1/2s, 2019 (Cayman Islands)	2,800,000	2,887,500

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	505,000	541,613

		12,302,703
Entertainment (1.0%)
AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	2,680,000	3,088,700

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019	1,160,000	1,273,100

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	420,000	470,400

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	1,360,000	1,360,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	345,000	382,519

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	1,345,000	1,492,950

Cinemark USA, Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2022	770,000	773,850

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	3,115,000	3,496,588

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025	1,020,000	999,600

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	1,880,000	1,842,400

		15,180,107
Financials (8.4%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub., LLC 144A sr.
unsec. notes 7 7/8s, 2020	2,720,000	2,713,200

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	1,573,000	1,557,270

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020	1,250,000	1,243,750

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017	1,320,000	1,399,200

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	1,270,000	1,558,925

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	1,350,000	1,633,500

Ally Financial, Inc. unsec. sub. notes 8s, 2018	1,542,000	1,831,125

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	2,202,000	2,909,393

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, Perpetual maturity (Spain)	1,140,000	957,600

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	2,680,000	2,840,800

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	1,732,000	1,870,560

26	High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value

Financials cont.
CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017		$1,322,000	$1,432,718

CIT Group, Inc. sr. unsec. notes 5s, 2022		850,000	909,500

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		1,875,000	2,043,750

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018		2,100,000	2,257,500

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		2,390,000	2,712,650

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		1,800,000	1,957,500

Citigroup, Inc. unsec. sub. notes 4 3/4s, 2019	EUR	870,000	1,117,780

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		$1,115,000	1,099,669

CNO Financial Group, Inc. 144A company guaranty sr. notes
6 3/8s, 2020		1,500,000	1,593,750

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		2,950,000	2,773,000

Dresdner Funding Trust I 144A bonds 8.151s, 2031		4,775,000	4,846,625

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		3,910,000	4,076,175

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 6.071s, Perpetual maturity (Jersey)		1,975,000	1,718,250

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		2,655,000	2,942,247

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)		1,050,000	1,017,492

Hub International Ltd. 144A company guaranty sr. notes
8 1/8s, 2018		920,000	954,500

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		4,945,000	5,297,331

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		490,000	536,550

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		2,715,000	2,905,050

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015		1,045,000	1,092,548

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		1,605,000	1,671,206

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R		1,985,000	2,213,275

LBG Capital No. 1 PLC 144A jr. unsec. sub. FRN notes 8s,
Perpetual maturity (United Kingdom)		990,000	1,045,688

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN notes 7s, 2037		550,000	561,000

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		1,565,000	1,803,663

Lloyds TSB Bank PLC jr. sub. FRN notes Ser. EMTN, 13s,
Perpetual maturity (United Kingdom)	GBP	1,765,000	3,927,842

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		$1,530,000	1,629,450

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		1,317,000	1,455,285

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019		675,000	769,500

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 7 7/8s, 2020		2,270,000	2,479,975

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 9 5/8s, 2019		430,000	488,050

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		725,000	743,125

High Yield Trust	27

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value

Financials cont.
Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022		$1,715,000	$1,805,038

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020		1,125,000	1,175,625

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		835,000	847,525

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		1,400,000	1,407,000

Onex USI Acquisition Corp. 144A sr. unsec. notes 7 3/4s, 2021		2,750,000	2,701,875

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		2,310,000	2,696,925

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		1,785,000	2,008,125

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/4s, 2017		2,670,000	2,987,063

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/8s, 2019		1,835,000	1,963,450

Regions Bank unsec. sub. notes 7 1/2s, 2018		656,000	800,320

Regions Financing Trust II company guaranty jr. unsec. sub. FRB
bonds 6 5/8s, 2047		2,347,000	2,347,000

Royal Bank of Scotland PLC (The) jr. sub. FRN notes Ser. MTN,
7.64s, Perpetual maturity (United Kingdom)		1,200,000	1,086,000

Royal Bank of Scotland PLC (The) jr. unsec. sub. FRB bonds
7.648s, Perpetual maturity (United Kingdom)		5,780,000	6,097,900

SLM Corp. sr. notes Ser. MTN, 8s, 2020		445,000	515,088

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		5,485,000	6,486,013

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		7,165,000	7,021,700

			124,534,614
Gaming and lottery (2.9%)
American Casino & Entertainment Properties LLC sr.
notes 11s, 2014		3,047,000	3,100,323

Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 10s, 2018		1,056,000	696,960

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017		2,851,000	3,032,751

Caesars Entertainment Operating Co., Inc. 144A company
guaranty sr. notes 9s, 2020		6,895,000	6,808,813

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019		1,900,000	1,928,500

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	3,285,000	3,330,871

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		$1,770,000	1,938,150

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		2,050,000	2,224,250

Isle of Capri Casinos, Inc. 144A sr. unsec. notes 5 7/8s, 2021		2,475,000	2,475,000

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †		4,615,000	369,200

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡		5,329,465	5,542,644

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017		1,475,000	1,567,188

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019		2,035,000	2,213,063

28	High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value

Gaming and lottery cont.
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		$2,821,000	$3,272,360

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		4,577,000	4,943,160

			43,443,233
Health care (6.6%)
AmSurg Corp. 144A company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		1,850,000	1,942,500

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		2,083,000	2,234,018

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		2,835,000	2,998,013

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		2,365,000	2,548,288

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	2,945,000	4,320,681

CDRT Holding Corp. 144A sr. unsec. notes 9 1/4s, 2017 ‡‡		$2,980,000	3,069,400

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		2,165,000	2,275,956

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8s, 2019		950,000	1,048,563

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	1,000,000	1,387,695

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$5,375,000	5,979,688

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		1,816,000	1,981,710

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019		1,295,000	1,405,075

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		1,945,000	2,105,463

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		4,355,000	4,823,163

HCA, Inc. sr. notes 6 1/2s, 2020		6,665,000	7,464,800

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		705,000	812,513

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		4,218,000	4,439,445

Hologic, Inc. 144A company guaranty sr. unsec. notes
6 1/4s, 2020		635,000	669,925

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr.
unsec. notes 8 3/8s, 2019		5,615,000	5,783,450

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		980,000	1,019,200

Jaguar Holding Co. I 144A sr. notes 9 3/8s, 2017 ‡‡		1,175,000	1,255,781

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		2,505,000	2,874,488

Kinetics Concepts/KCI USA 144A company guaranty notes
10 1/2s, 2018		4,480,000	4,827,200

Kinetics Concepts/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019		1,453,000	1,423,940

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		2,015,000	2,236,650

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		1,645,000	1,813,613

Service Corporation International sr. notes 7s, 2019		1,100,000	1,193,500

Sky Growth Acquisition Corp. 144A company guaranty sr.
unsec. notes 7 3/8s, 2020		3,792,000	3,910,500

High Yield Trust	29

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value

Health care cont.
Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	$2,025,000	$2,161,688

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	3,185,000	3,296,475

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015	762,852	778,109

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	330,000	358,875

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	2,270,000	2,516,863

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	1,950,000	2,203,500

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 1/2s, 2021	685,000	675,581

United Surgical Partners International, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2020	1,880,000	2,115,000

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	410,000	447,413

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	1,555,000	1,689,119

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	3,345,000	3,629,325

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	107,000	83,460

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020	430,000	464,400

		98,265,026
Homebuilding (2.0%)
Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	1,705,000	1,822,219

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	2,041,000	2,209,383

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	335,000	357,613

Beazer Homes USA, Inc. 144A company guaranty sr. unsec.
notes 7 1/4s, 2023	725,000	730,438

K Hovnanian Enterprises, Inc. 144A company guaranty notes
9 1/8s, 2020	725,000	801,125

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	1,580,000	1,745,900

Lennar Corp. 144A company guaranty sr. unsec. notes
4 3/4s, 2022	980,000	946,925

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	4,205,000	4,636,013

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	3,070,000	3,591,900

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	1,450,000	1,598,625

Realogy Corp. company guaranty sr. unsec. sub. notes
12 3/8s, 2015	1,365,000	1,382,063

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017	3,960,000	4,222,350

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	585,000	672,750

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	500,000	543,750

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	625,000	704,688

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	705,000	756,113

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	3,315,000	3,563,625

		30,285,480

30	High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value

Household furniture and appliances (0.2%)
RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	$1,825,000	$1,845,531

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	247,000	262,746

Tempur-Pedic International, Inc. 144A company guaranty sr.
unsec. unsub. notes 6 7/8s, 2020	530,000	559,150

		2,667,427
Lodging/Tourism (1.6%)
Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2022	1,010,000	1,121,100

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017	5,238,321	5,788,345

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	1,287,000	1,452,701

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	3,550,000	3,814,031

FelCor Lodging LP 144A sr. notes 5 5/8s, 2023 R	720,000	724,500

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	3,225,000	3,555,563

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	965,000	1,039,788

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	1,575,000	1,807,313

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	1,505,000	1,651,738

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	570,000	589,950

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	1,715,000	1,796,463

		23,341,492
Media (0.2%)
Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	1,615,000	969,000

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr.
unsec. notes 7 3/4s, 2018	385,000	426,388

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes
4 1/2s, 2020	1,093,000	1,082,070

		2,477,458
Oil and gas (10.3%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	3,092,000	3,061,080

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	1,047,000	1,112,438

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	845,000	906,263

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 144A
company guaranty sr. notes 6 5/8s, 2020	860,000	898,700

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	1,310,000	1,424,625

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017	2,135,000	2,295,125

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	4,636,000	5,030,060

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	1,880,000	2,162,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	2,785,000	3,133,125

High Yield Trust	31

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value

Oil and gas cont.
Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	790,000	$1,100,446

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		$2,190,000	2,474,700

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		2,580,000	2,663,850

Comstock Resources, Inc. company guaranty sr. unsub. notes
8 3/8s, 2017		1,255,000	1,324,025

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		2,650,000	2,862,000

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		720,000	747,000

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		1,222,000	1,272,408

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		2,246,000	1,403,750

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		4,450,000	4,783,750

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		5,090,000	5,484,475

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022		905,000	954,775

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		2,062,000	2,309,440

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		1,280,000	1,395,200

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		4,173,000	3,953,918

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017		1,010,000	1,085,750

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019		1,865,000	1,762,425

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019		4,030,000	3,999,775

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020		1,615,000	1,687,675

Halcon Resources Corp. 144A sr. unsec. notes 8 7/8s, 2021		4,662,000	5,011,650

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017		235,000	253,213

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017		2,825,000	3,065,125

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019		3,785,000	4,258,125

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		905,000	981,925

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019		3,579,000	4,044,270

Linn Energy LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019		2,510,000	2,597,850

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 1/4s, 2019		2,000,000	2,040,000

32	High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value

Oil and gas cont.
Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada)	$699,000	$648,323

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	1,755,000	1,851,525

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	1,175,000	1,216,125

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	2,825,000	2,104,625

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	2,585,000	2,765,950

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	490,000	509,600

Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024	1,130,000	1,180,850

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	2,615,000	2,732,675

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	1,445,000	1,578,663

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	4,985,000	5,084,700

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 7 5/8s, 2018	400,000	420,000

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	4,078,000	4,628,530

Quicksilver Resources, Inc. company guaranty sr. unsec. notes
8 1/4s, 2015	1,223,000	1,174,080

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,630,000	1,638,150

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	1,080,000	1,179,900

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	1,070,000	1,094,075

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	4,155,000	4,612,050

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	4,071,000	4,498,455

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	1,060,000	1,118,300

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	5,360,000	5,701,700

SandRidge Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2016	925,000	985,773

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	75,000	78,375

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	5,102,000	5,386,692

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	2,340,000	2,497,950

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	1,255,000	1,345,988

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	1,105,000	1,201,688

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	435,000	470,888

Suburban Propane Partners LP/Suburban Energy Finance Corp.
sr. unsec. notes 7 3/8s, 2021	1,970,000	2,142,375

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	2,200,000	2,293,500

Whiting Petroleum Corp. company guaranty notes 7s, 2014	2,107,000	2,196,548

Williams Cos., Inc. (The) notes 7 3/4s, 2031	293,000	368,048

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	639,000	816,379

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	890,000	934,500

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	3,115,000	3,239,600

		153,237,516

High Yield Trust	33

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value

Publishing (0.2%)
American Media, Inc. 144A notes 13 1/2s, 2018	$334,251	$254,031

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	2,850,000	2,771,625

		3,025,656
Regional Bells (0.8%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	1,105,000	1,163,013

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	575,000	589,375

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	2,680,000	2,840,800

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	2,200,000	2,475,000

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	330,000	377,025

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	3,760,000	4,248,800

		11,694,013
Retail (3.0%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	2,035,000	2,276,655

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	800,000	914,000

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	760,000	822,700

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	3,126,000	3,094,740

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	2,690,000	2,965,725

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	545,000	542,275

J Crew Group, Inc. company guaranty sr. unsec. notes
8 1/8s, 2019	1,970,000	2,112,825

Jo-Ann Stores Holdings, Inc. 144A sr. notes 9 3/4s, 2019 ‡‡	1,085,000	1,112,125

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021	2,265,000	2,565,113

Limited Brands, Inc. sr. notes 5 5/8s, 2022	1,155,000	1,225,744

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2015	1,212,000	1,404,755

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	2,771,000	2,895,723

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	2,905,000	3,006,675

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	385,000	395,106

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	2,930,000	3,014,238

Penske Automotive Group, Inc. 144A company guaranty sr. sub.
notes 5 3/4s, 2022	2,165,000	2,265,131

PETCO Animal Supplies, Inc. 144A company guaranty sr. unsec.
notes 9 1/4s, 2018	1,455,000	1,604,138

Petco Holdings, Inc. 144A sr. notes 8 1/2s, 2017 ‡‡	1,395,000	1,436,850

QVC, Inc. 144A sr. notes 7 1/2s, 2019	1,955,000	2,157,718

QVC, Inc. 144A sr. notes 7 3/8s, 2020	1,220,000	1,352,296

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017	2,400,000	2,526,000

34	High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value

Retail cont.
Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017	$1,890,000	$2,029,388

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡	2,175,000	2,242,991

		43,962,911
Technology (3.7%)
Alcatel-Lucent USA, Inc. sr. unsec. unsub. notes 6.45s, 2029	1,029,000	800,048

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	1,051,000	1,033,921

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	3,100,000	2,960,500

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	2,429,850	2,484,522

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	2,700,000	2,767,500

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	1,940,000	2,182,500

CyrusOne LP/CyrusOne Finance Corp. 144A company guaranty
sr. unsec. unsub. notes 6 3/8s, 2022	885,000	931,463

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	2,227,000	2,399,593

Fidelity National Information Services, Inc. company guaranty sr.
unsec. notes 7 7/8s, 2020	1,455,000	1,645,969

Fidelity National Information Services, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2017	980,000	1,054,725

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	4,201,000	4,479,316

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	4,316,000	4,413,110

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	2,680,000	2,817,350

First Data Corp. 144A company guaranty sr. notes 6 3/4s, 2020	795,000	814,875

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	1,880,000	1,917,600

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	1,447,000	1,617,023

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	1,361,000	1,507,308

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	4,500,000	4,950,000

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	1,390,000	1,560,275

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	1,205,000	1,409,850

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	975,000	1,082,250

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	960,000	1,053,600

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	2,261,000	2,023,595

SunGard Data Systems, Inc. 144A company guaranty sr. sub.
notes 6 5/8s, 2019	1,400,000	1,438,500

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	3,173,000	3,434,773

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	2,610,000	2,844,900

		55,625,066

High Yield Trust	35

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value

Telecommunications (6.8%)
Altice Finco SA 144A sr. unsec. notes 9 7/8s,
2020 (Luxembourg)	$755,000	$838,050

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	1,050,000	1,231,125

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	1,921,000	2,079,483

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	979,000	1,058,544

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	1,020,000	1,116,900

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	1,895,000	1,942,375

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	940,000	1,034,000

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	3,010,000	3,220,700

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,695,000	1,788,225

Equinix, Inc. sr. unsec. notes 7s, 2021	1,960,000	2,156,000

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	2,130,000	2,332,350

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	3,000,000	3,420,000

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	2,026,000	2,193,144

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/4s, 2020 (Bermuda)	1,460,000	1,565,850

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	1,285,000	1,294,637

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg)	9,113,562	9,694,551

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	3,189,000	3,388,312

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	868,000	973,245

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	1,980,000	2,197,800

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	470,000	512,300

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 7s, 2020	2,229,000	2,340,450

Lynx I Corp. 144A sr. notes 5 3/8s, 2021	1,065,000	1,094,287

Lynx II Corp. 144A sr. unsec. notes 6 3/8s, 2023	1,065,000	1,102,274

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	3,825,000	4,131,000

NII Capital Corp. company guaranty sr. unsec. unsub.
notes 10s, 2016	1,200,000	1,062,000

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019	613,000	459,750

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021	2,677,000	1,883,939

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)	410,000	426,400

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	3,230,000	3,698,350

36	High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value

Telecommunications cont.
Qwest Corp. sr. unsec. notes 6 3/4s, 2021		$1,500,000	$1,734,475

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		2,436,000	2,809,142

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		982,000	1,085,110

SBA Telecommunications, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 3/4s, 2020		725,000	754,000

Sprint Capital Corp. company guaranty 6 7/8s, 2028		6,622,000	6,688,220

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		2,055,000	2,383,800

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		4,560,000	4,924,800

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017		2,210,000	2,610,563

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		1,650,000	1,798,500

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		4,506,000	5,598,705

Wind Acquisition Finance SA company guaranty sr. notes
Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	500,000	674,277

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		$2,375,000	2,446,250

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)		875,000	920,938

Wind Acquisition Holdings Finance SA 144A company guaranty
sr. notes 12 1/4s, 2017 (Luxembourg) ‡‡		1,281,181	1,338,834

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		825,000	903,375

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013		370,000	379,694

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		1,938,000	2,194,784

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		547,000	589,393

Windstream Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023		1,235,000	1,210,300

			101,281,201
Telephone (0.3%)
Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020		3,333,000	3,399,660

Cricket Communications, Inc. company guaranty sr. unsub.
notes 7 3/4s, 2016		1,440,000	1,513,727

			4,913,387
Textiles (0.2%)
Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		1,795,000	1,943,088

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		905,000	983,056

			2,926,144
Transportation (1.2%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)		5,095,000	5,400,700

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018		3,776,000	4,172,480

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)		2,850,000	3,006,750

High Yield Trust	37

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value

Transportation cont.
Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	$4,185,000	$4,791,824

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	684,000	489,060

		17,860,814
Utilities and power (4.6%)
AES Corp. (VA) sr. unsec. notes 8s, 2020	1,291,000	1,500,787

AES Corp. (VA) sr. unsec. unsub. notes 9 3/4s, 2016	270,000	321,300

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	2,405,000	2,777,775

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	2,965,000	3,350,450

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	2,007,000	2,207,700

Calpine Corp. 144A sr. notes 7 1/4s, 2017	4,648,000	4,944,310

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	3,047,000	3,707,546

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	3,010,000	3,160,500

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	2,590,000	3,238

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016 (In default) †	1,916,000	962,790

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013 (In default) †	1,280,000	643,200

Edison Mission Energy sr. unsec. notes 7.2s, 2019 (In default) †	1,900,000	959,500

Edison Mission Energy sr. unsec. notes 7s, 2017 (In default) †	60,000	30,300

El Paso Corp. sr. unsec. notes 7s, 2017	1,000,000	1,137,776

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	121,000	135,369

El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,597,000	2,180,981

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	2,124,000	2,410,740

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022	2,875,000	3,320,625

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	940,000	1,059,850

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	3,360,000	3,838,800

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	1,035,000	1,122,975

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	695,000	752,338

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	4,105,000	4,679,700

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	1,515,000	1,537,725

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	870,000	869,356

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	2,225,000	2,475,312

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	2,425,000	2,788,750

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	610,000	725,900

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	562,000	629,440

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	1,050,000	1,218,000

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	5,036,000	5,652,910

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	1,560,000	1,883,572

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	265,000	302,100

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	1,720,000	1,814,600

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	200,000	218,500

38	High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value

Utilities and power cont.
Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	$639,000	$865,524

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	2,756,000	682,110

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016	4,783,981	693,677

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	1,345,000	1,008,750

		68,574,776

Total corporate bonds and notes (cost $1,221,986,455)		$1,287,194,100

SENIOR LOANS (5.3%)* [c]	Principal amount	Value

Broadcasting (0.5%)
Clear Channel Communications, Inc. bank term loan FRN Ser. A,
3.612s, 2014	$918,430	$912,689

Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.854s, 2016	4,105,789	3,526,314

Cumulus Media Holdings, Inc. bank term loan FRN 7 1/2s, 2019	1,750,000	1,789,375

Univision Communications, Inc. bank term loan FRN
4.454s, 2017	1,378,758	1,380,789

		7,609,167
Capital goods (0.4%)
Mirror Bidco Corp. bank term loan FRN 5 1/4s,
2019 (Luxembourg)	1,320,000	1,329,350

SRAM Corp. bank term loan FRN 8 1/2s, 2018	2,070,000	2,098,463

Tomkins Air Distribution bank term loan FRN 9 1/4s, 2020	1,465,000	1,501,625

Tomkins Air Distribution bank term loan FRN 5s, 2018	1,030,000	1,042,875

		5,972,313
Commercial and consumer services (0.2%)
Travelport, LLC bank term loan FRN 11s, 2015	825,000	843,563

Travelport, LLC bank term loan FRN Ser. B, 5.056s, 2015	1,079,828	1,060,481

Travelport, LLC bank term loan FRN Ser. S, 5.061s, 2015	340,172	334,077

		2,238,121
Communication services (0.2%)
Asurion Corp. bank term loan FRN 11s, 2019	2,085,000	2,234,426

		2,234,426
Consumer cyclicals (1.0%)
Academy, Ltd. bank term loan FRN Ser. B, 4 3/4s, 2018	538,650	544,229

Aot Bedding Super Holdings, LLC bank term loan FRN 5s, 2019	1,365,000	1,380,356

Chrysler Group, LLC bank term loan FRN Ser. B, 6s, 2017	93,810	95,660

Compucom Systems, Inc. bank term loan FRN 6 1/2s, 2018	1,620,000	1,634,851

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.21s, 2014 ‡‡	1,359,664	1,305,277

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.21s, 2014 ‡‡	773,936	742,978

Harrah’s bank term loan FRN Ser. B, 9 1/2s, 2016	834,200	849,272

J. Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2018	638,094	638,549

Motor City Casino bank term loan FRN 6s, 2017	3,857,216	3,886,145

Navistar, Inc. bank term loan FRN Ser. B, 7s, 2017	1,496,250	1,513,394

Neiman Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	2,142,000	2,142,000

Thomson Learning bank term loan FRN Ser. B, 2.71s, 2014	982,119	767,035

		15,499,746
Consumer staples (0.1%)
Rite Aid Corp. bank term loan FRN 5 3/4s, 2020	1,515,000	1,553,633

		1,553,633

High Yield Trust	39

SENIOR LOANS (5.3%)* [c] cont.	Principal amount	Value

Energy (0.3%)
Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	$2,613,102	$2,381,190

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	2,315,000	2,330,295

		4,711,485
Financials (0.5%)
iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017	1,724,352	1,724,352

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017	600,000	633,500

Nuveen Investments, Inc. bank term loan FRN 8 1/4s, 2019	3,930,000	4,013,513

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	1,770,000	1,779,956

		8,151,321
Gaming and lottery (0.4%)
Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.452s, 2018	5,800,000	5,347,206

		5,347,206
Health care (0.6%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	1,920,000	1,939,200

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	2,025,669	2,030,227

Kinetic Concepts, Inc. bank term loan FRN Ser. C1, 5 1/2s, 2018	683,275	692,029

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	1,441,388	1,440,487

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	2,101,900	2,112,847

Quintiles Transnational Holdings, Inc. bank term loan FRN
7 1/2s, 2017 ‡‡	830,000	839,338

		9,054,128
Oil and gas (0.2%)
Plains Exploration & Production Co. bank term loan FRN
Class B, 4s, 2019	2,305,000	2,306,646

		2,306,646
Retail (—%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	369,767	373,349

		373,349
Technology (0.2%)
Alcatel-Lucent USA, Inc. bank term loan FRN Ser. C,
7 1/4s, 2018	950,000	960,391

Lawson Software bank term loan FRN Class B2, 5 1/4s, 2018	1,835,787	1,856,898

		2,817,289
Telecommunications (0.1%)
Level 3 Financing, Inc. bank term loan FRN 5 1/4s, 2019	1,750,000	1,765,750

		1,765,750
Telephone (0.1%)
Cricket Communications, Inc. bank term loan FRN Ser. B,
4 3/4s, 2019	830,000	834,410

		834,410
Utilities and power (0.5%)
Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016	1,266,701	1,318,003

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.731s, 2017	10,079,407	6,818,003

		8,136,006

Total senior loans (cost $80,322,104)		$78,604,996

40	High Yield Trust

COMMON STOCKS (1.9%)*	Shares	Value

Altra Holdings, Inc.	33,510	$862,547

Boise Cascade Co. †	18,500	501,350

Buffalo Wild Wings, Inc. †	2,780	218,758

CIT Group, Inc. †	22,503	941,976

Deepocean Group (Shell) (acquired 06/09/2011, cost $1,116,503)
(Norway) ∆∆	76,862	1,152,930

DISH Network Corp. Class A	46,755	1,627,074

Domtar Corp. (Canada)	19,420	1,447,955

Dynegy, Inc. †	63,185	1,236,530

FelCor Lodging Trust, Inc. † R	182,130	914,293

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	38,470	1,227,962

General Motors Co. †	85,011	2,308,049

Gulfport Energy Corp. †	55,500	2,272,725

Harry & David Holdings, Inc. †	2,716	230,860

Huntsman Corp.	70,575	1,216,007

Kodiak Oil & Gas Corp. †	235,580	2,096,662

LyondellBasell Industries NV Class A	23,150	1,357,053

Motors Liquidation Co. GUC Trust (Units) †	5,059	116,863

Newfield Exploration Co. †	29,820	689,438

NII Holdings, Inc. †	156,645	755,029

Quicksilver Resources, Inc. †	100,635	187,181

Terex Corp. †	49,414	1,621,273

Tribune Co. †	24,806	1,314,718

Tribune Co. Class 1C F	2,165,993	19,494

Trump Entertainment Resorts, Inc. †	3,732	14,928

Vantage Drilling Co. †	1,212,419	1,976,243

W.R. Grace & Co. †	21,810	1,561,160

Total common stocks (cost $34,136,255)		$27,869,058

CONVERTIBLE PREFERRED STOCKS (1.0%)*	Shares	Value

ArcelorMittal zero % cv. pfd. (France)	72,377	$1,689,279

EPR Properties Ser. C, $1.44 cv. pfd.	114,663	2,574,184

General Motors Co. Ser. B, $2.375 cv. pfd.	55,378	2,320,682

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	58,867	3,527,311

MetLife, Inc. $3.75 cv. pfd.	33,585	1,576,816

United Technologies Corp. $3.75 cv. pfd.	26,200	1,526,150

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	1,725	2,185,144

Total convertible preferred stocks (cost $15,266,581)		$15,399,566

CONVERTIBLE BONDS AND NOTES (0.9%)*	Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec. notes 2 3/4s, 2031	$1,296,000	$1,485,540

DFC Global Corp. 144A cv. sr. unsec. unsub. notes 3 1/4s, 2017	1,415,000	1,568,528

Exide Technologies cv. sr. sub. notes FRN zero %, 2013	2,221,000	2,098,845

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	1,380,000	1,561,125

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014	3,094,000	2,916,095

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	602,000	675,745

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	1,380,000	2,468,475

Total convertible bonds and notes (cost $11,374,707)		$12,774,353

High Yield Trust	41

PREFERRED STOCKS (0.6%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			3,362	$3,271,121

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			98,915	2,625,204

M/I Homes, Inc. $2.438 pfd. †			107,193	2,690,544

Total preferred stocks (cost $6,485,554)				$8,586,869

WARRANTS (0.1%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	420	$17,325

General Motors Co.	7/10/19	18.33	18,319	207,005

General Motors Co.	7/10/16	10.00	18,319	329,009

Smurfit Kappa Group PLC 144A (Ireland) F	10/1/13	EUR1.00	4,137	334,630

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	672,570	11,627

Total warrants (cost $933,302)				$899,596

SHORT-TERM INVESTMENTS (2.5%)*		Principal amount/shares		Value

Putnam Short Term Investment Fund 0.10% L		35,433,158		$35,433,158

U.S. Treasury Bills with effective yields ranging from 0.152%
to 0.156%, July 25, 2013			$842,000	841,616

SSgA Prime Money Market Fund 0.08% P			220,000	220,000

Total short-term investments (cost $36,494,632)				$36,494,774

TOTAL INVESTMENTS

Total investments (cost $1,406,999,590)				$1,467,823,312

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2012 through February 28, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,486,444,058.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,152,930, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

42	High Yield Trust

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $31,797,748) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	appreciation

	Bank of America N.A.

	Canadian Dollar	Sell	4/17/13	$258,060	$266,051	$7,991

	Euro	Sell	3/20/13	943,759	986,980	43,221

	Barclays Bank PLC

	British Pound	Sell	3/20/13	4,001,320	4,158,703	157,383

	Euro	Sell	3/20/13	2,201,278	2,301,119	99,841

	Citibank, N.A.

	Euro	Sell	3/20/13	93,619	97,885	4,266

	Credit Suisse International

	Euro	Sell	3/20/13	2,750,455	2,875,099	124,644

	Deutsche Bank AG

	Euro	Sell	3/20/13	2,862,615	2,991,661	129,046

	Goldman Sachs International

	Euro	Sell	3/20/13	605,583	632,920	27,337

HSBC Bank USA, National Association

	Euro	Sell	3/20/13	1,843,778	1,927,227	83,449

	JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	4/17/13	848,286	875,691	27,405

	Euro	Sell	3/20/13	2,448,578	2,558,941	110,363

	Royal Bank of Scotland PLC (The)

	Euro	Sell	3/20/13	2,076,976	2,171,385	94,409

	State Street Bank and Trust Co.

	Canadian Dollar	Sell	4/17/13	3,090,426	3,189,726	99,300

	Euro	Sell	3/20/13	2,459,546	2,570,874	111,328

	UBS AG

	Euro	Sell	3/20/13	1,214,431	1,269,719	55,288

High Yield Trust	43

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $31,797,748) (Unaudited) cont.

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	appreciation

WestPac Banking Corp.

	Canadian Dollar	Sell	4/17/13	$452,090	$466,674	$14,584

	Euro	Sell	3/20/13	2,349,736	2,457,093	107,357

Total						$1,297,212

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$7,311,487	$—	$—

Capital goods	2,483,820	—	—

Communication services	2,382,103	—	—

Consumer cyclicals	4,653,923	14,928	19,494

Consumer staples	218,758	230,860	—

Energy	7,222,249	1,152,930	—

Financials	941,976	—	—

Utilities and power	1,236,530	—	—

Total common stocks	26,450,846	1,398,718	19,494

Convertible bonds and notes	$—	$12,774,353	$—

Convertible preferred stocks	1,526,150	13,873,416	—

Corporate bonds and notes	—	1,287,194,100	—

Preferred stocks	—	8,586,869	—

Senior loans	—	78,604,996	—

Warrants	536,014	17,325	346,257

Short-term investments	35,653,158	841,616	—

Totals by level	$64,166,168	$1,403,291,393	$365,751

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,297,212	$—

Totals by level	$—	$1,297,212	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

44	High Yield Trust

Statement of assets and liabilities 2/28/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,371,566,432)	$1,432,390,154
Affiliated issuers (identified cost $35,433,158) (Notes 1 and 6)	35,433,158

Dividends, interest and other receivables	26,219,183

Receivable for shares of the fund sold	1,113,763

Receivable for investments sold	7,373,093

Unrealized appreciation on forward currency contracts (Note 1)	1,297,212

Total assets	1,503,826,563

LIABILITIES

Payable to custodian	1,203,924

Payable for investments purchased	11,819,097

Payable for shares of the fund repurchased	1,872,711

Payable for compensation of Manager (Note 2)	654,835

Payable for custodian fees (Note 2)	15,870

Payable for investor servicing fees (Note 2)	373,127

Payable for Trustee compensation and expenses (Note 2)	467,284

Payable for administrative services (Note 2)	17,924

Payable for distribution fees (Note 2)	562,670

Collateral on certain derivative contracts, at value (Note 1)	220,000

Other accrued expenses	175,063

Total liabilities	17,382,505

Net assets	$1,486,444,058

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,750,611,607

Undistributed net investment income (Note 1)	13,005,886

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(339,288,868)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	62,115,433

Total — Representing net assets applicable to capital shares outstanding	$1,486,444,058

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,183,099,142 divided by 147,686,490 shares)	$8.01

Offering price per class A share (100/96.00 of $8.01)*	$8.34

Net asset value and offering price per class B share ($21,691,759 divided by 2,711,650 shares)**	$8.00

Net asset value and offering price per class C share ($59,507,926 divided by 7,491,397 shares)**	$7.94

Net asset value and redemption price per class M share ($21,615,974 divided by 2,690,327 shares)	$8.03

Offering price per class M share (100/96.75 of $8.03)†	$8.30

Net asset value, offering price and redemption price per class R share
($12,896,655 divided by 1,641,566 shares)	$7.86

Net asset value, offering price and redemption price per class Y share
($187,632,602 divided by 23,833,404 shares)	$7.87

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Trust	45

Statement of operations Six months ended 2/28/13 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $10,542) (including interest income of $43,263 from investments
in affiliated issuers) (Note 6)	$54,610,225

Dividends (net of foreign tax of $12,535)	884,822

Total investment income	55,495,047

EXPENSES

Compensation of Manager (Note 2)	4,301,430

Investor servicing fees (Note 2)	1,075,266

Custodian fees (Note 2)	16,196

Trustee compensation and expenses (Note 2)	77,776

Distribution fees (Note 2)	1,970,948

Administrative services (Note 2)	25,605

Other	232,769

Total expenses	7,699,990

Expense reduction (Note 2)	(6,066)

Net expenses	7,693,924

Net investment income	47,801,123

Net realized gain on investments (Notes 1 and 3)	18,783,824

Net realized gain on swap contracts (Note 1)	159,375

Net realized loss on foreign currency transactions (Note 1)	(2,478,619)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,922,248

Net unrealized appreciation of investments during the period	28,310,299

Net gain on investments	46,697,127

Net increase in net assets resulting from operations	$94,498,250

The accompanying notes are an integral part of these financial statements.

46	High Yield Trust

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/13*	Year ended 8/31/12

Operations:
Net investment income	$47,801,123	$95,270,886

Net realized gain (loss) on investments
and foreign currency transactions	16,464,580	(1,921,965)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	30,232,547	72,311,246

Net increase in net assets resulting from operations	94,498,250	165,660,167

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(36,384,251)	(79,446,561)

Class B	(560,364)	(1,224,939)

Class C	(1,549,891)	(2,886,813)

Class M	(606,789)	(1,309,140)

Class R	(353,307)	(658,116)

Class Y	(6,077,563)	(10,766,199)

Redemption fees (Note 1)	9,649	113,029

Increase (decrease) from capital share transactions (Note 4)	(34,742,957)	120,955,448

Total increase in net assets	14,232,777	190,436,876

NET ASSETS

Beginning of period	1,472,211,281	1,281,774,405

End of period (including undistributed net investment
income of $13,005,886 and $10,736,928, respectively)	$1,486,444,058	$1,472,211,281

* Unaudited

The accompanying notes are an integral part of these financial statements.

High Yield Trust	47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
February 28, 2013 **	$7.76	.25	.24	.49	(.24)	(.24)	—	—	$8.01	6.39 *	$1,183,099	.50 *	3.17 *	22 *
August 31, 2012	7.39	.51	.38	.89	(.52)	(.52)	—	—	7.76	12.49	1,200,821	1.02	6.81	46
August 31, 2011	7.40	.56	(.03)	.53	(.54)	(.54)	—	— [e,f,g]	7.39	7.07	1,108,763	1.00	7.15	72
August 31, 2010	6.68	.56	.70	1.26	(.54)	(.54)	—	— [h]	7.40	19.29	1,120,786	1.04 [i]	7.67 [i]	71
August 31, 2009	7.21	.49	(.48)	.01	(.54)	(.54)	—	— [j,k]	6.68	1.73	1,070,781	1.13 [i]	8.37 [i]	44
August 31, 2008	7.82	.57	(.60)	(.03)	(.58)	(.58)	—	—	7.21	(.50)	1,298,019	1.07 [i]	7.51 [i]	28

Class B
February 28, 2013 **	$7.74	.22	.25	.47	(.21)	(.21)	—	—	$8.00	6.13 *	$21,692	.87 *	2.80 *	22 *
August 31, 2012	7.38	.45	.37	.82	(.46)	(.46)	—	—	7.74	11.51	20,589	1.77	6.08	46
August 31, 2011	7.39	.50	(.03)	.47	(.48)	(.48)	—	— [e,f,g]	7.38	6.24	22,545	1.75	6.43	72
August 31, 2010	6.67	.50	.70	1.20	(.48)	(.48)	—	— [h]	7.39	18.39	41,109	1.79 [i]	6.96 [i]	71
August 31, 2009	7.19	.45	(.47)	(.02)	(.50)	(.50)	—	— [j,k]	6.67	1.12	65,487	1.88 [i]	7.75 [i]	44
August 31, 2008	7.79	.51	(.59)	(.08)	(.52)	(.52)	—	—	7.19	(1.14)	113,832	1.82 [i]	6.79 [i]	28

Class C
February 28, 2013 **	$7.69	.22	.24	.46	(.21)	(.21)	—	—	$7.94	6.04 *	$59,508	.87 *	2.80 *	22 *
August 31, 2012	7.34	.45	.36	.81	(.46)	(.46)	—	—	7.69	11.48	55,496	1.77	6.02	46
August 31, 2011	7.35	.49	(.02)	.47	(.48)	(.48)	—	— [e,f,g]	7.34	6.34	38,589	1.75	6.39	72
August 31, 2010	6.65	.50	.69	1.19	(.49)	(.49)	—	— [h]	7.35	18.19	38,400	1.79 [i]	6.92 [i]	71
August 31, 2009	7.17	.45	(.47)	(.02)	(.50)	(.50)	—	— [j,k]	6.65	1.14	34,786	1.88 [i]	7.58 [i]	44
August 31, 2008	7.78	.51	(.60)	(.09)	(.52)	(.52)	—	—	7.17	(1.28)	39,507	1.82 [i]	6.75 [i]	28

Class M
February 28, 2013 **	$7.78	.24	.24	.48	(.23)	(.23)	—	—	$8.03	6.21 *	$21,616	.63 *	3.05 *	22 *
August 31, 2012	7.41	.49	.38	.87	(.50)	(.50)	—	—	7.78	12.16	20,501	1.27	6.56	46
August 31, 2011	7.42	.54	(.03)	.51	(.52)	(.52)	—	— [e,f,g]	7.41	6.74	18,768	1.25	6.90	72
August 31, 2010	6.69	.54	.71	1.25	(.52)	(.52)	—	— [h]	7.42	19.12	19,218	1.29 [i]	7.46 [i]	71
August 31, 2009	7.23	.47	(.48)	(.01)	(.53)	(.53)	—	— [j,k]	6.69	1.36	17,087	1.38 [i]	8.03 [i]	44
August 31, 2008	7.83	.55	(.60)	(.05)	(.55)	(.55)	—	—	7.23	(.67)	13,273	1.32 [i]	7.25 [i]	28

Class R
February 28, 2013 **	$7.61	.24	.24	.48	(.23)	(.23)	—	—	$7.86	6.40 *	$12,897	.63 *	3.04 *	22 *
August 31, 2012	7.26	.48	.37	.85	(.50)	(.50)	—	—	7.61	12.17	10,744	1.27	6.54	46
August 31, 2011	7.30	.52	(.04)	.48	(.52)	(.52)	—	— [e,f,g]	7.26	6.49	8,473	1.25	6.86	72
August 31, 2010	6.61	.53	.69	1.22	(.53)	(.53)	—	— [h]	7.30	18.80	5,085	1.29 [i]	7.36 [i]	71
August 31, 2009	7.16	.46	(.48)	(.02)	(.53)	(.53)	—	— [j,k]	6.61	1.23	2,296	1.38 [i]	7.93 [i]	44
August 31, 2008	7.77	.54	(.59)	(.05)	(.56)	(.56)	—	—	7.16	(.75)	1,446	1.32 [i]	7.22 [i]	28

Class Y
February 28, 2013 **	$7.63	.26	.23	.49	(.25)	(.25)	—	—	$7.87	6.53 *	$187,633	.38 *	3.29 *	22 *
August 31, 2012	7.28	.52	.37	.89	(.54)	(.54)	—	—	7.63	12.71	164,060.77		7.01	46
August 31, 2011	7.31	.57	(.04)	.53	(.56)	(.56)	—	— [e,f,g]	7.28	7.18	84,635.75		7.41	72
August 31, 2010	6.61	.57	.69	1.26	(.56)	(.56)	—	— [h]	7.31	19.49	99,244	.79 [i]	7.80 [i]	71
August 31, 2009	7.14	.54	(.52)	.02	(.55)	(.55)	—	— [j,k]	6.61	1.98	42,372	.88 [i]	9.11 [i]	44
August 31, 2008	7.76	.58	(.60)	(.02)	(.60)	(.60)	—	—	7.14	(.35)	217,165	.82 [i]	7.73 [i]	28

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	High Yield Trust	High Yield Trust	49

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding on December 21, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, which amounted to less than $0.01 per share outstanding on August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to August 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2010	0.01%

August 31, 2009	0.04

August 31, 2008	<0.01

j Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, LLC and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding on June 23, 2009.

k Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

The accompanying notes are an integral part of these financial statements.

50	High Yield Trust

Notes to financial statements 2/28/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2012 through February 28, 2013.

Putnam High Yield Trust Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek high current income Capital growth is a secondary goal when consistent with achieving high current income The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer).

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

High Yield Trust	51

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

52	High Yield Trust

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Credit default contracts The fund entered into OTC credit default contracts to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $132,157 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

High Yield Trust	53

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

54	High Yield Trust

At August 31, 2012, the fund had a capital loss carryover of $352,679,597 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$2,193,629	$2,968,894	$5,162,523	*

76,944,480	N/A	76,944,480	August 31, 2013

14,070,646	N/A	14,070,646	August 31, 2014

2,600,677	N/A	2,600,677	August 31, 2015

20,028,690	N/A	20,028,690	August 31, 2016

96,252,247	N/A	96,252,247	August 31, 2017

137,620,334	N/A	137,620,334	August 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $2,983,859 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

The aggregate identified cost on a tax basis is $1,407,089,583, resulting in gross unrealized appreciation and depreciation of $96,851,146 and $36,117,417, respectively, or net unrealized appreciation of $60,733,729.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

High Yield Trust	55

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$860,367	Class R	8,451

Class B	15,091	Class Y	134,957

Class C	41,313	Total	$1,075,266

Class M	15,087

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,301 under the expense offset arrangements and by $3,765 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,181, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,497,213	Class M	52,427

Class B	104,904	Class R	29,242

Class C	287,162	Total	$1,970,948

56	High Yield Trust

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $57,873 and $991 from the sale of class A and class M shares, respectively, and received $1,954 and $1,432 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $200 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $347,987,555 and $310,960,601, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/13		Year ended 8/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	11,989,335	$94,762,940	34,603,070	$257,372,755

Shares issued in connection with
reinvestment of distributions	3,682,594	29,165,417	8,041,510	60,004,281

	15,671,929	123,928,357	42,644,580	317,377,036

Shares repurchased	(22,825,519)	(181,235,126)	(37,764,464)	(282,634,506)

Net increase (decrease)	(7,153,590)	$(57,306,769)	4,880,116	$34,742,530

	Six months ended 2/28/13		Year ended 8/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	351,999	$2,785,483	818,793	$6,136,475

Shares issued in connection with
reinvestment of distributions	59,837	473,285	132,881	989,647

	411,836	3,258,768	951,674	7,126,122

Shares repurchased	(358,828)	(2,840,250)	(1,346,359)	(10,015,198)

Net increase (decrease)	53,008	$418,518	(394,685)	$(2,889,076)

	Six months ended 2/28/13		Year ended 8/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	962,174	$7,565,958	3,427,730	$25,646,267

Shares issued in connection with
reinvestment of distributions	163,518	1,284,370	293,914	2,180,852

	1,125,692	8,850,328	3,721,644	27,827,119

Shares repurchased	(849,831)	(6,678,631)	(1,764,456)	(13,116,578)

Net increase	275,861	$2,171,697	1,957,188	$14,710,541

High Yield Trust	57

	Six months ended 2/28/13		Year ended 8/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	116,948	$932,278	514,074	$3,867,375

Shares issued in connection with
reinvestment of distributions	67,545	536,391	150,094	1,122,364

	184,493	1,468,669	664,168	4,989,739

Shares repurchased	(130,885)	(1,043,383)	(560,581)	(4,187,525)

Net increase	53,608	$425,286	103,587	$802,214

	Six months ended 2/28/13		Year ended 8/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	400,552	$3,121,112	731,567	$5,356,536

Shares issued in connection with
reinvestment of distributions	42,937	333,567	81,688	598,532

	443,489	3,454,679	813,255	5,955,068

Shares repurchased	(213,632)	(1,663,235)	(567,904)	(4,141,958)

Net increase	229,857	$1,791,444	245,351	$1,813,110

	Six months ended 2/28/13		Year ended 8/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	8,328,958	$64,811,400	21,442,542	$156,553,363

Shares issued in connection with
reinvestment of distributions	713,150	5,553,909	933,782	6,879,275

	9,042,108	70,365,309	22,376,324	163,432,638

Shares repurchased	(6,718,454)	(52,608,442)	(12,490,355)	(91,656,509)

Net increase	2,323,654	$17,756,867	9,885,969	$71,776,129

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$30,500,000

OTC credit default swap contracts (notional)	—*

Warrants (number of warrants)	710,000

* For the reporting period, the transaction volume was minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$1,297,212	Payables	$—

Equity contracts	Investments	899,596	Payables	—

Total		$2,196,808		$—

58	High Yield Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$159,375	$159,375

Foreign exchange contracts	(2,521,358)	—	$(2,521,358)

Total	$(2,521,358)	$159,375	$(2,361,983)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$1,931,333	$1,931,333

Equity contracts	208,836	—	208,836

Total	$208,836	$1,931,333	$2,140,169

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market
	value at the				Market value
	beginning of				at the end of
	the reporting	Purchase	Sale	Investment	the reporting
Name of affiliates	period	cost	proceeds	income	period

Putnam Money Market
Liquidity Fund*	$50,219,752	$223,549,707	$273,769,459	$42,965	$—

Putnam Short Term
Investment Fund*	—	38,436,522	3,003,364	298	35,433,158

Totals	$50,219,752	$261,986,229	$276,772,823	$43,263	$35,433,158

Market values are shown for those securities affiliated during the reporting period.

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

High Yield Trust	59

Note 9: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

60	High Yield Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA034
280001 4/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 26, 2013